Hosted Services Agreement

Exhibit 4.13

AMENDMENT NO. 36 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 36 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of May 18, 2015, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aéreos S.A., a Brazilian corporation (“Customer”).  Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.       NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) for the avoidance of doubt, there is no Amendment No. 5, (vi) Amendment No. 6 dated as of April 5, 2006, (vii) Amendment No. 7 dated as of June 1, 2006, (viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24, 2008; (xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008; (xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; (xxiv) Amendment No. 24 dated as of February 5, 2012; (xxv) Amendment No. 25 dated as of September 1, 2012; (xxvi) Amendment No. 26 dated as of December 24, 2012; (xxvii) Amendment No. 27 dated as of January 1, 2013; (xxviii) Amendment No. 28 dated as of August 1, 2013; (xxix)  Amendment No. 29 dated as of December 2, 2013; (xxx) Amendment No. 30 dated as of December 11, 2013; (xxxi) Amendment No. 31 dated as of February 1, 2014; (xxxii) Amendment No. 32 dated as of August 1, 2014; (xxxiii) Amendment No. 33 dated as of December 1, 2014; (xxxiv) Amendment No. 34 dated as of January 12, 2015; and (xxxv) Amendment No. 35 (currently unsigned) (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.      Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.      NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1              Amendment to Exhibit A - Hosted Reservation Services, as follows:

a)             Scope of Services (Added).  The following is hereby added to Section 2, Scope of Services, of Exhibit A:

‘X’ or ‘N/A’	Hosted Reservation Services Add-on Functionality
X	Customer Value and Recognition	Customer Value and Recognition Rules Engine – includes Intelligent Seating
X		Premium Intelligent Seating

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Hosted Services Agreement

Scope of Services (Applied).  The Scope of Services for ‘Codeshare Distribution’ found in Section 2 of Exhibit A hereby applies for the additional Codeshare partners: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

b)            Scope of Services (Replaced).  The line item titled ‘Inter Airline Through Check-in (IATCI) with: …” in Section 2, Scope of Services, of Exhibit A is hereby deleted in its entirety and replaced with the following:

‘X’ or ‘N/A’	Hosted Reservation Services Add-on Functionality
X	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

c)             Functionality.  The following is hereby added to Section 6, New Skies by Navitaire Functionality Included in Hosted Reservation Services, of Exhibit A:

Customer Value and Recognition (Customer Value and Recognition Rules Engine – includes Intelligent Seating and Premium Intelligent Seating)
General Features – Customer Value and Recognition Rules Engine

•    Configure rules for customer value score.

•    Apply rules and score passengers in a PNR.

•    Rules based on certain PNR criteria (e.g., program level, fare, ancillary products, class of service, origin/destination).

•    Configure single-character display indicator for passenger score range (e.g., ‘H’igh, ‘M’edium, ‘L’ow).

•    Display customer value default score in SkySpeed and the IROP menu of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•    Display single-character indicator in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] check-in and the Manifest w/Trip Detail and Manifest w/Connection Information reports,

•    Use customer value to set priority during operational disruptions (IROP) or schedule changes (reaccommodation).

•    Use customer value during seat assignment scheduler service.

•    Use customer value to determine FlyAhead (same day confirmed) eligibility for operational involuntary or customer convenience offers.

•    Expose scoring service via APIs.

General Features – Intelligent Seating
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
General Features - Premium Intelligent Seating

•    Seat assignment by additional factors, such as  origin/destination, zone, weight-balance, and Segment optimization.

•    Create custom seat properties, including various options for search and seat assignment behavior.

•    Restrict seats based on SSR.

•    Use marketing configurations for flexible physical inventory and seat properties.

•    Automated moveable class curtain.

•    Modify physical inventory and seat properties daily according to travel Segment or market.

•    Run on-demand reseating in AU Grid, SkySchedule and at the airport/station via GoNow.

•    Automatically seat passengers before departure, by a manual update or batch processing.

•    Test and preview ad hoc reseating results.

•    View reseating progress in a Batch Job Viewer.

•    Configure seat assignment satisfaction threshold for passengers.

•    View passenger seat satisfaction at the travel Segment level and booking/passenger level.

•    Manage seat fulfillment via automated reseating queue events.

Limitations and Exclusions
• Functionality is not supported by GDS or similar partners—this is not an industry-standard product.

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• View passenger seat satisfaction at the travel Segment level and booking/passenger level. • Manage seat fulfillment via automated reseating queue events.
Limitations and Exclusions
• Functionality is not supported by GDS or similar partners—this is not an industry-standard product.

2              Amendment to Exhibit H – Price and Payment, as follows:

a)             Codeshare Distribution (Modified).  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby deleted in its entirety and replaced with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby deleted in its entirety and replaced with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the bulleted item under Section 1.1.1(a) beginning with ‘Codeshare Distribution with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

b)            Monthly Recurring Service Fees (Applied).  The Monthly Recurring Service Fees – Inter Airline Through Check-in (IATCI) found in Section 1.1.12 of Exhibit H hereby apply for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as additional IATCI partners.

c)             Monthly Recurring Service Fees (Removed).  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] are hereby deleted and removed in their entirety from the list of partners found in Section 1.1.23, Monthly Recurring Service Fees – CRS/GDS/ARS Type B/Teletype Codeshare Distribution, of Exhibit H.

d)            Monthly Recurring Service Fees (Added).  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] are hereby added to the list of partners found in Section 1.1.23, Monthly Recurring Service Fees – CRS/GDS/ARS Type B/Teletype Codeshare Distribution, of Exhibit H.

e)             Monthly Recurring Service Fees (Modified).  The Monthly Recurring Service fee sections found in Exhibit H are hereby modified, as follows:

▪  Section 1.1.24 for CRS/GDS/ARS Type B/Teletype Connectivity is hereby renumbered to Section 1.1.26;

▪  Section 1.1.25 for Premium Notification Services is hereby renumbered to Section 1.1.27; and

▪  Section 1.1.26 for Additional SkySales ports in TEST2 is hereby renumbered to Section 1.1.28.

f)              Monthly Recurring Service Fees (Added).  The following Monthly Recurring Service Fees are hereby added as Section 1.1.29 to Exhibit  H:

1.1.29    Monthly Recurring Service Fees – Customer Value and Recognition:

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner / connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee

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SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner / connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
Hosted Reservation Services – New Skies Add-On Products/Services
X	Customer Value and Recognition	Customer Value and Recognition Rules Engine – includes Intelligent Seating	N/A

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(subject to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] set forth in Section 1.1.1(b) of Exhibit H of the Agreement)

					[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X		Premium Intelligent Seating	N/A

g)            Implementation Fees.  The following Implementation Fees are hereby added to Section 1.2 of Exhibit H:

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)	Maximum Number of Hours Included in Minimum Implementation Fee (additional hours provided on a time and materials basis per Section 1.3)
Hosted Reservation Services – New Skies Add-On Products/Services
X	Type A / EDIFACT Connectivity	Inter Airline Through Check-In (IATCI)	IATCI Partners: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (per partner / connection)

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TREATMENT] (per partner / connection)
X	Type B / Teletype Codeshare Distribution	Standard AIRIMP Option 1, 2, or Option 4 IATA message formats Note: Excludes Block Space Codeshare arrangements booked via non-automated booking processes	Codeshare “Operating” Partners: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Customer is Marketing Codeshare Partner)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT](per partner / connection)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (per partner / connection
X	Customer Value and Recognition	Customer Value and Recognition Rules Engine – includes Intelligent Seating	N/A	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] hours for training and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] hours for configuration)

X		Premium Intelligent Seating

3       No Other Changes.  Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.  This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

4              Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

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5              Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

6              Conflict of Provisions.  In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
VRG LINHAS AEREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

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Hosted Services Agreement

AMENDMENT NO. 37 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 37 to the Hosted Services Agreement (this “Amendment”), effective as of July 1, 2016, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aéreos S.A., a Brazilian corporation (“Customer”).  Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.         NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) for the avoidance of doubt, there is no Amendment No. 5, (vi) Amendment No. 6 dated as of April 5, 2006, (vii) Amendment No. 7 dated as of June 1, 2006, (viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24, 2008; (xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008; (xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; (xxiv) Amendment No. 24 dated as of February 5, 2012; (xxv) Amendment No. 25 dated as of September 1, 2012; (xxvi) Amendment No. 26 dated as of December 24, 2012; (xxvii) Amendment No. 27 dated as of January 1, 2013; (xxviii) Amendment No. 28 dated as of August 1, 2013; (xxix)  Amendment No. 29 dated as of December 2, 2013; (xxx) Amendment No. 30 dated as of December 11, 2013; (xxxi) Amendment No. 31 dated as of February 1, 2014; (xxxii) Amendment No. 32 dated as of August 1, 2014; (xxxiii) Amendment No. 33 dated as of December 1, 2014;  (xxxiv) Amendment No. 34 dated as of January 12, 2015; (xxxv) Amendment No. 35 dated as of August 17, 2015; (xxxvi) Amendment No. 36 dated as of May 18, 2015; and (xxxvii) Amendment No. 38 dated as of December 1, 2015 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.         Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.         NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1      Amendment to Update Transmission Directive to Add [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Access.  The following is added to the end of Section 4.16:

With respect to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Customer is directing NAVITAIRE to provide access to Customer’s data to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in accordance with the scope outlined in Section 6 of Exhibit A for Navitaire Shopping Integration Service (NSIS).

2      Renumbering of Sections 4.16 and 4.17. Section 4.16 (Services in Support of Government or other Regulatory Requirements) and Sections 4.17 (Third Party Connections), 4.17.1, 4.17.2, 4.17.3, 4.17.4, 4.17.5, 4.17.6, 4.17.7, 4.17.8, as added by Amendment No. 31, are renumbered as Sections 4.17, and 4.18, 4.18.1, 4.18.2, 4.18.3, 4.18.4, 4.18.5, 4.18.6, 4.18.7, 4.18.8  respectively

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3      Amendment to Exhibit A - Hosted Reservation Services, as follows:

a)     Scope of Services (Added).  The following is hereby added to the end of the table in Section 2, Scope of Services, of Exhibit A:

‘X’ or ‘N/A’	Hosted Reservation Services Add-on Functionality
X	Navitaire Shopping Integration Service (NSIS)

b)    NSIS Implementation Services - NSIS (Added). The following is hereby added as Section 3.1 to Exhibit A:

3.1        Implementation Services - NSIS [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Customer acknowledges that NAVITAIRE has been retained by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to enable the extract and transfer of Customer data between the Hosted Services System and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Customer agrees that it is responsible for entering into an agreement directly with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the implementation and ongoing access and for the performance by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in conjunction with the implementation and ongoing access. Customer acknowledges that NAVITAIRE assumes that such agreement defines the responsibilities of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and Customer with respect to the implementation project for NSIS for the requirements for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] functionality and connectivity in the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] environment.  The responsibilities for Customer and NAVITAIRE to configure NSIS within the Hosted Services System are as follows:

3.1.1     Customer Responsibilities.  Customer is responsible for the following:

Test Environment

•         Set up Agent

•         Upon set of of the Agent, Customer shall log an INC to request that NAVITAIRE configure the NSIS API.  INC shall include:

o    Agent name created by Customer for use by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with NSIS API calls

o    IP addresses that [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]will use for NSIS API calls

o    Instructions as to whether or not [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] intends to use the Fare Publication Service

•         Upon confirmation in the INC that NAVITAIRE has completed the configuration activities, Customer shall ensure that the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] activation occurs within three (3) business days of NAVITAIRE’s completion of the configuration activities.

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•         Upon the completion of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] activation, Customer shall log an INC for monitoring the first activation in the test environment.

•         Customer shall be responsible for conduct any necessary testing using the test environment to confirm that the configuration is complete.

Production Environment

•         Set up Agent

•         Upon set of of the Agent, Customer shall log an INC to request that NAVITAIRE configure the NSIS API.  INC shall include:

o    Agent name created by Customer for use by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with NSIS API calls

o    IP addresses that [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will use for NSIS API calls

o    Instructions as to whether or not [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] intends to use the Fare Publication Service

•         Upon confirmation in the INC that NAVITAIRE has completed the configuration activities, Customer shall ensure that the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] activation occurs within three (3) business days of NAVITAIRE’s completion of the configuration activities.

•         Upon the completion of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] activation, Customer shall log an INC for monitoring the first activation in the test environment.

•         Customer shall be responsible for conduct any necessary testing using the test environment to confirm that the configuration is complete.

3.1.2     NAVITAIRE Responsibilities.  NAVITAIRE is responsible for the following:

Test Environment

•         Upon receipt of the test environment set up INC request from Customer, NAVTAIRE shall:

o    Set up permissions for Agent named in the INC

o    Configure environment and IP address(es) for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] on the NAVITAIRE firewall

o    Enable the NSIS API functionality in the test environment

•         Upon receipt of the test environment monitoring INC request from Customer, NAVTAIRE shall:

o    Support any questions from Customer, for up within the first ten (10) business days after the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] activation

Production Environment

•         Upon receipt of the production environment set up INC request from Customer, NAVTAIRE shall:

o    Set up permissions for Agent named in the INC

o    Configure environment and IP address(es) for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] on the NAVITAIRE firewall

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o    Enable the NSIS API functionality in the production environment

•         Upon receipt of the production environment monitoring INC request from Customer, NAVTAIRE shall:

o    Support any questions from Customer or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], for up within the first ten (10) business days after the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] activation

c)     Amendment to add NSIS functionality to the Hosted Services. The following is added to the end of the table in Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services, of Exhibit A:

Navitaire Shopping Integration Service (NSIS)
General Features – NSIS – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Access

NSIS supports access to Customer data for the extract and transfer of such data between the Hosted Services System and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Use of the content accessed by NSIS is limited to internal use by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], for travel related products and services used by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to present travel services directly to customers of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Any other use of the data by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is not permitted. Each of Customer and NAVITAIRE shall have separate terms and conditions with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to the exclusion of the other (e.g., Customer and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall agree on the use and treatment of Customer’s data). Inclusion of NSIS in the Hosted Reservation Services shall terminate in the event that either Customer’s or NAVITAIRE’s arrangement with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] terminates. In such case, the termation of the agreement by a party with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be communicated in writing to the other party. NSIS functionality consists of:

•    API Extract: NSIS provides access to a single API (GetLowFareTripAvailability2) which enables the extract from Customer’s environment of the NSIS API Data, which consists of the following specific Customer low fare availability data elements: Arrival City, Arrival Station, Available Count, Booking Class, Booking Class List, Carrier Code, Currency Code, Date Flight Booking Class List, Departure City, Departure Date, Departure Station, Equipment Type, Fare Amount, Fare Point Amount, Fare Sell Key, Flight Number, Includes Taxes And Fees, Nights Stay, Operating Carrier, Taxes And Fees Amount, Date Market Segment List, Date Flight Low Fare List, Date Market Segment Type, Scheduled Date and Time of Arrival, Scheduled Date and Time of Departure, Date Flight Fares List, Date Flight Leg List, Is Route AU, and Route Adjustment – the values of which are populated as applicable based upon the query. For the purposes of clarification, NSIS does not provide access to any other API call or other data elements.

•    Fare Publication Service: Provides a publication service with a queue of then current Customer fare events which may indicate changes to data element values. (use of this function is optional)

•    System Access: NAVITAIRE shall create a separate AgentID for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. This [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] AgentID may only be used by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]and can be disabled if needed in the event that [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Access is causing or is suspected of causing the NAVITAIRE provided Hosted Services to fail or to be adversely impacted. NAVITAIRE shall be excused from performance for any Interrupted Service related to any service degradation or outage arising from the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] access and/or use of NSIS.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] has agreed to throttle transactions to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] queries per second. In addition, NAVITAIRE reserves the right to implement throttling of transactions within the Hosted Services System to a rate of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] queries per second.

NAVITAIRE Proprietary and Confidential	10

Hosted Services Agreement

4      Exhibit K. Implementation Fees (Added).  The following is hereby added to the end of the table located in Section 1.2, Implementation Fees, of Exhibit K of the Agreement:

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)	Maximum Number of Hours Included in Minimum Implementation Fee (additional hours provided on a time and materials basis per Section 1.3)
X	NSIS	NSIS	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Time and Materials, provided that NAVITAIRE shall provide up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of support, within the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] business days after activation in either the test environment or production environment at no additional charge to Customer.

N/A

NAVITAIRE Proprietary and Confidential	11

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5      No Other Changes.  Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.  This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

6      Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

7      Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

8      Conflict of Provisions.  In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

<Signature Page Follows>

NAVITAIRE Proprietary and Confidential	12

Hosted Services Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
VRG LINHAS AEREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

NAVITAIRE Proprietary and Confidential	13

Hosted Services Agreement

AMENDMENT NO. 38 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 38 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of December 1, 2015, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aéreos S.A., a Brazilian corporation (“Customer”).  Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.       NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) for the avoidance of doubt, there is no Amendment No. 5, (vi) Amendment No. 6 dated as of April 5, 2006, (vii) Amendment No. 7 dated as of June 1, 2006, (viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24, 2008; (xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008; (xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; (xxiv) Amendment No. 24 dated as of February 5, 2012; (xxv) Amendment No. 25 dated as of September 1, 2012; (xxvi) Amendment No. 26 dated as of December 24, 2012; (xxvii) Amendment No. 27 dated as of January 1, 2013; (xxviii) Amendment No. 28 dated as of August 1, 2013; (xxix)  Amendment No. 29 dated as of December 2, 2013; (xxx) Amendment No. 30 dated as of December 11, 2013; (xxxi) Amendment No. 31 dated as of February 1, 2014; (xxxii) Amendment No. 32 dated as of August 1, 2014; (xxxiii) Amendment No. 33 dated as of December 1, 2014; (xxxiv) Amendment No. 34 dated as of January 12, 2015; (xxxv) Amendment No. 35 dated as of August 17, 2015; (xxxvi) Amendment No. 36 dated May 18, 2015; and (xxxvii) Amendment No. 37 (currently unsigned) (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.      Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.      NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1              Amendment to Exhibit A - Hosted Reservation Services, as follows:

a)     Scope of Services (Added).  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby added to the end of the list of partners found in the table titled ‘Inter Airline Through Check-in (IATCI) with: …” in Section 2, Scope of Services, of Exhibit A.

2              Amendment to Exhibit H – Price and Payment, as follows:

a)     Type B/Teletype Inbound Interline and Inbound E-ticket (Modified).  The first sentence found at the bulleted item starting with “Type B/Teletype Inbound Interline and Inbound E-ticket with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] located at Section 1.1.1 Monthly Recurring Service Fees – New Skies Bundle, of Exhibit H, is hereby deleted in its entirety and replaced as follows:

NAVITAIRE Proprietary and Confidential	14

Hosted Services Agreement

•         Type B/Teletype Inbound Interline and Inbound E-Ticket with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners as follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

b)    Codeshare Distribution (Modified).  The paragraph found at the bulleted item starting with “Codeshare Distribution with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] located at Section 1.1.1 Monthly Recurring Service Fees – New Skies Bundle, of Exhibit H, is hereby deleted in its entirety and replaced as follows:

Type B/Teletype Operating (“OCS”) and/or Marketing (“MCS”) Codeshare Distribution with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners as follows:   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  The New Skies Bundle includes up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] collective CRS/GDS/ARS Codeshare bookings across Operating and/or Marketing Codeshare partners1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

c)     Monthly Recurring Service Fees (Applied).  The Monthly Recurring Service Fees – Inter Airline Through Check-in (IATCI) found in Section 1.1.12 of Exhibit H hereby apply to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as an additional IATCI partner.

d)            Implementation Fees.  The following Implementation Fees are hereby added to Section 1.2 of Exhibit H:

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)	Maximum Number of Hours Included in Minimum Implementation Fee (additional hours provided on a time and materials basis per Section 1.3)
Hosted Reservation Services – New Skies Add-On Products/Services
X	Type A / EDIFACT Connectivity	Inter Airline Through Check-In (IATCI)	IATCI Partners: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (per partner / connection)

NAVITAIRE Proprietary and Confidential	15

Hosted Services Agreement

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)	Maximum Number of Hours Included in Minimum Implementation Fee (additional hours provided on a time and materials basis per Section 1.3)
(per partner / connection)

3          No Other Changes.  Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.  This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

4              Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5              Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

6              Conflict of Provisions.  In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
VRG LINHAS AEREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

NAVITAIRE Proprietary and Confidential	16

Hosted Services Agreement

AMENDMENT NO. 39 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 39 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of May 31, 2016, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aéreos S.A., a Brazilian corporation (“Customer”).  Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.       NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 as amended (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.      Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.      NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1              Amendment to Exhibit A - Hosted Reservation Services, as follows:

a)             Scope of Services (Added).   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby added to the end of the list of partners found in the table titled ‘Inter Airline Through Check-in (IATCI) with: …” in Section 2, Scope of Services, of Exhibit A.

b)            Functionality (Added). The functionality for ‘FTP Connectivity for Operational Messages’ found in Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services, is hereby deleted in its entirety and replaced with the following:

Type B/Teletype Connectivity for Operational Messages
General Features – Type B/Teletype Connectivity for Operational Messages

Outbound Messaging

•    Deliver outbound messages to Type B/Teletype addresses.

•    Outbound messages adhere to the same formats and data structures outlined in the New Skies Type B/Teletype Messaging Reference Guide.

•    Support for the following outbound message types:

-    ADL – Additions and Deletions List

-    BSM – Baggage Service Message

-    BTM – Baggage Transfer Message

-    MVT – Aircraft Movement message

-    NAM – Lid/Sold custom message

-    PNL – Passenger Name List

-    PXA – Actual Passenger ‘checked-in’ counts

-    PXB – Actual Passenger ‘booked’ counts

Inbound Messaging

•    Receive inbound messages to a Type B/Teletype address.

•    Process inbound messages received via Type B/Teletype connectivity.

•    Inbound messages adhere to the same formats and data structures outlined in the New Skies Type B/Teletype Messaging Reference Guide.

•    Support for the following inbound message types:

-    MVT – Aircraft Movement message

-    OPS – Weather/Flight-Release file

-    PFS – Passenger Final Status

-    PXA – Actual Passenger “checked-in” counts

-    PXB – Actual Passenger “booked” counts

Note: The foregoing functionality is dependent upon multiple third party connections as contemplated by

NAVITAIRE Proprietary and Confidential	17

Hosted Services Agreement

Section 4.14 of the Agreement.

2              Amendment to Exhibit H – Price and Payment, as follows:

a)             New Skies Bundle Components (Modified).  The fourth bullet in Exhibit H, Section 1.1.1 (a) beginning with ‘Type B Operational Messaging…’ is hereby deleted in its entirety and replaced, as follows:

•         Type B Operational Messaging for the following message types:

•      ADL

•      BSM

•      BTM

•      MVT

•      NAM

•      PNL

•      PXA

•      PXB

b)            Monthly Recurring Service Fees (Applied).  The Monthly Recurring Service Fees – Inter Airline Through Check-in (IATCI) found in Section 1.1.12 of Exhibit H hereby apply to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as an additional IATCI partner.

c)             Monthly Recurring Service Fees (Modified).  The Monthly Recurring Service Fee of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] found in Section 1.1.29, Customer Value and Recognition, is hereby deleted in its entirety and replaced with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

d)            Implementation Fees (Added). The following is hereby added to the end of Section 1.2:

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)

Maximum Number of Hours Included in Minimum Implementation Fee

(additional hours provided at the mutually agreed rate of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Hosted Reservation Services – New Skies Add-On Products/Services
X	Type A / EDIFACT Connectivity	Inter Airline Through Check-In (IATCI)	IATCI Partners: - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE

NAVITAIRE Proprietary and Confidential	18

Hosted Services Agreement

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)

Maximum Number of Hours Included in Minimum Implementation Fee

(additional hours provided at the mutually agreed rate of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Hosted Reservation Services – New Skies Add-On Products/Services
X			COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	Type B / Teletype Connectivity for Operational Messaging	BTM messages	N/A	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

e)             Implementation Fees (Removed).  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby deleted in its entirety and removed from the Agreement under the IATCI partner list that begins with ‘IATCI Partners: - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] found in Exhibit H, Section 1.2.

3              No Other Changes.  Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.  This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

4              Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5              Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

6              Conflict of Provisions.  In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

NAVITAIRE Proprietary and Confidential	19

Hosted Services Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
VRG LINHAS AEREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

NAVITAIRE Proprietary and Confidential	20

Hosted Services Agreement

AMENDMENT NO. 40 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 40 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of September 1, 2016, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and Gol Linhas Aereas S.A., formerly known as VRG Linhas Aereas S.A., a Brazilian corporation (“Customer”).  Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.       NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 as amended (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.      Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.      NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1              Amendment to Change Customer Name in the Agreement, as follows:

NAVITAIRE acknowledges receipt of Customer’s change of corporate name document dated October 13, 2016 (in accordance with article 122 item 1 of the Law 6404/1976 (known as Lei das Sociedades Anonimas) of Brazil).  All existing references to VRG Linhas Aereas S.A. are hereby superceeded and replaced with Gol Linhas Aereas S.A..  All future references to Customer, including amendments to the Agreement, will be in the form of Gol Linhas Aereas S.A..

2              Amendment to Exhibit A - Hosted Reservation Services, as follows:

a)             Definitions (Added).  The following are hereby added to Section 1, Definitions, of Exhibit A in alphabetical order:

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Hosted Services Agreement

•         Experiment means a configurable process as part of Ancillary Pricing Optimization functionality to bypass standard pricing whereby Customer can configure rules, treatment selection methods, and pricing levels for the system to automatically generate randomized alternate pricing to be presented to a shopper with respect to the applicable Optimizable Product Type.

•         Offer means the alternate pricing presented to a shopper as part of Ancillary Pricing Optimization functionality as a result of either an Experiment or an Optimization.

•         Optimizable Product means with respect to Ancillary Pricing Optimization: (i) fee components assigned by Customer within the fee types of special service request (SSR) and seat fee (as SSRs and seat fees are defined/configured by Customer in the Management Console); and (ii) Ancillary Components sold via Travel Commerce where such Ancillary Components for the particular supplier have been identified by Customer as being collected / charged by the selling system (i.e., the Hosted Services System).

•         Optimizable Product Type means with respect to Experiments and/or Optimizations the category assigned to each specific Optimizable Product.

•         Optimization means a configurable process as part of Ancillary Pricing Optimization functionality to bypass standard pricing whereby Customer can configure rules, treatment selection methods, and pricing levels for the system to automatically generate alternate pricing based upon specific criteria configured by Customer to be presented to a shopper with respect to the applicable Optimizable Product Type.

•         Shopping Data means data related to shopper purchasing behavior resulting from a shopper receiving an Offer.

b)            Scope of Services (Added).   in the following is hereby added to Section 2, Scope of Services, of Exhibit A:

‘X’ or ‘N/A’	Hosted Reservation Services – New Skies Add-On Functionality
X	Ancillary Pricing Optimization - Basic

c)             Scope of Services (Removed).  The row for ‘Open Skies Data Archiving’ found in the table located in Section 2, Scope of Services, is hereby deleted in its entirety and removed from the Agreement.

d)            Functionality (Added). The following is hereby added to the end of the table found in Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services:

Ancillary Pricing Optimization
General Features – Ancillary Pricing Optimization - Basic

Ancillary Pricing Optimization (“APO”) provides Customer the ability to configure Offers. In the event that the Optimizable Product Type requested by the traveler qualifies for multiple Offers, APO selects which Offer is presented to the shopper based upon the percentage of transactions Customer has selected be presented with Offers and the criteria and specific weighting of the criteria configured by Customer. APO provides a mechanism for Customer to:

•          configure Offers and APO system parameters (including, but not limited to specificity weighting) using either the GUI or command line interface;

•          activate and/or deactivate Offers;

•          monitor Experiment and/or Optimization results via standard reports:

o    Best Experiment Price Treatment - shows experimental price generating the highest revenue per look as compared to the control price, where revenue per look means how many people shown experiment price at that pricing tier vs how many people purchase at that pricing tier x purchase price)

o    Experiment and Dynamic Pricing Impact – shows performance of dynamic pricing models via comparison of control pricing revenue vs Experiment and Optimization pricing revenue; and

•          monitor Shopping Data in a data warehouse, based upon the Optimizable Product Types purchased and at what price.

Customer is responsible for configuring, monitoring, and the outcome of the Offers. Customer may integrate external (non-NAVITAIRE) solutions with APO via the APO API. Customer and NAVITAIRE acknowledge that Customer may use third party software tools to set up parameters for Experiments and/or Optimizations or perform its analysis of the data. In the event Customer uses such third party tools, Customer is responsible for procuring such third party tools, including but not limited to license agreements, appropriate use rights, and fees.

In the event that Customer's configuration and resulting usage of APO results in adverse performance of the Hosted Services System, NAVITAIRE may temporarily suspend Offers presented to travelers and default to presenting standard pricing at NAVITAIRE’s discretion.

NAVITAIRE Proprietary and Confidential	22

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e)             Functionality (Removed).  The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] rows for ‘Open Skies Data Archiving’ found in the table located in Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services, are hereby deleted in their entirety and removed from the Agreement.

3              Amendment to Exhibit H – Price and Payment, as follows:

a)             Monthly Recurring Service Fees (Removed).  Section 1.1.16, Monthly Recurring Service Fees – Open Skies Data Archiving, of Exhibit H, is hereby deleted in its entirety and replaced as follows:

1.1.16     Monthly Recurring Service Fees – Open Skies Data Archiving:  No Longer Used

b)            Monthly Recurring Service Fees (Added).  The following Monthly Recurring Service Fees are hereby added as Section 1.1.30 to Exhibit  H:

1.1.30     Monthly Recurring Service Fees – Ancillary Pricing Optimization:

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee	Included in Monthly Recurring Service Fee	Monthly Overage Fee
Hosted Reservation Services Add-On Products/Services
X	Ancillary Pricing Optimization	Ancillary Pricing Optimization – Basic	N/A	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each additional Optimizable Product Type configured

c)             Implementation Fees (Added). The following is hereby added to the end of Section 1.2:

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Hosted Services Agreement

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)

Maximum Number of Hours Included in Minimum Implementation Fee

(additional hours provided at the mutually agreed rate of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Hosted Reservation Services – New Skies Add-On Products/Services
X	Ancillary Pricing Optimization	Ancillary Pricing Optimization – Basic	N/A	N/A	N/A

NAVITAIRE agrees to provide Customer with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] upgrade of a current release of Ancillary Pricing Optimization – Basic for no additional fees, provided that the upgrade is completed within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the Effective Date of Amendment No. 40.

d)            Code-share Express (Modified).  Section 1.5.4, Assistance with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Code-share Projects, is hereby deleted in its entirety and replaced, as follows:

1.5.4       Codeshare Express

The Codeshare Express program consists of up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer requested Codeshare distribution implementation projects during the term of the Agreement.  As of the Amendment Effective Date of Amendment No. 40, of the original [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Codeshare distribution implementation projects, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] projects remain for Customer’s use.  Work will not begin on such projects until the arrangement has been documented in writing, including but not limited to scope, timeline, and the use of the Codeshare Express program, and mutually agreed by the Parties.  For the purposes of clarity, the Codeshare Express program may not be used for NPS Services.

NAVITAIRE agrees to waive all Codeshare Express project related hours for these Codeshare implementation projects:  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional partners to be determined in the future.

NAVITAIRE Proprietary and Confidential	24

Hosted Services Agreement

4              No Other Changes.  Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.  This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

5              Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

6              Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

7              Conflict of Provisions.  In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
GOL LINHAS AEREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

NAVITAIRE Proprietary and Confidential	25